Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2020
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share	Basic and diluted net earnings per shareBasic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using the weighted-average number of common shares, subscription receipts outstanding, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs, RSUs and DSUs outstanding during the year and, if dilutive, potential incremental common shares resulting from the application of the treasury stock method to outstanding share options and additional shares issued subsequent to year-end under the dividend reinvestment plan. The convertible debentures are convertible into common shares at any time prior to maturity or redemption by the Company. The shares issuable upon conversion of the convertible debentures are included in diluted earnings per share.
20.Basic and diluted net earnings per share (continued)
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2020	2019
Net earnings attributable to shareholders of AQN	$782,463	$530,884
Series A preferred shares dividend	4,611	4,666
Series D preferred shares dividend	3,790	3,820
Net earnings attributable to common shareholders of AQN – basic and diluted	$774,062	$522,398
Weighted average number of shares
Basic	559,633,275	499,910,876
Effect of dilutive securities	4,740,561	4,828,678
Diluted	564,373,836	504,739,554
The shares potentially issuable for the year ended December 31, 2020, as a result of 479,836 share options (2019 - 1,113,775) are excluded from this calculation as they are anti-dilutive.